UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 17, 2004

                             PROCESS EQUIPMENT, INC.
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                 (Exact name of registrant specified in charter)


               Nevada                   0-18980               62-1407522
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   (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                           Identification No.)

                             26569 Corporate Ave.
                          Hayward, California  94545
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               (Address of principal executive offices) (Zip Code)

                                 (510) 782-5122
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              (Registrant's telephone number, including area code)


                                Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 1. CHANGE IN CONTROL OF REGISTRANT.

On March 17, 2004, Process Equipment, Inc., a Nevada corporation (the "Registrant"), Process Equipment Acquisition Corporation, a Nevada corporation ("Merger Sub") and Jade Profit Investment Limited, a British Virgin Islands limited liability corporation ("JADE"), as the parent and management company of Hainan Quebec Ocean Fishing Co. Ltd., a People's Republic of China, limited liability corporation ("HQ"), both privately-held corporations, entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which the Registrant, through its wholly-owned subsidiary, Merger Sub, acquired JADE, and 84.42% ownership in its subsidiary HQ in exchange for shares of the Registrant's common stock (the "Merger"); 21,355,200 shares of common stock and warrants to acquire an additional 27,068,570 shares of newly-issued common stock of the Registrant at an exercise price of $0 per share that may be exercised at any time on or after the Registrant increases its authorized capital to 100,000,000 shares of common stock were issued to the holders of JADE stock. Under the terms of the Agreement, JADE will remain a subsidiary of the Registrant. And further to the Agreement, George P. Cortessis, the controlling stockholder of the Registrant, will resign from the Board of Directors. The transaction contemplated by the Agreement was intended to be a "tax-free" reorganization pursuant to the provisions of
Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

The stockholders of JADE (four stockholders owning 10,000 shares), as of the closing date of the Merger will own approximately 85% of the Registrant's common stock outstanding as of the Effective Time of the Merger (excluding any additional shares issuable upon outstanding options, warrants and other securities convertible into common stock).

Under Nevada law, the Registrant does not need the approval of its stockholders to consummate the Merger, since the Registrant's wholly-owned subsidiary, Merger Sub, will be merged into the Registrant. Pursuant to NRS 921.180, a parent domestic corporation, owning at least 90 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself without approval of the owners of the parent domestic corporation.

For accounting purposes, this transaction is being accounted for as a reverse merger, since the stockholders of JADE will own a majority of the issued and outstanding shares of common stock of the Registrant, and the directors and executive officers of JADE will become the directors and executive officers of the Registrant. At the Effective Time of the Merger the members of the Board of Directors of the Registrant will consist of Lillian Li Wang, Harry Wang Hua, Norbert Sporns; Mr. George P. Cortessis will resign as the President and sole Director of the Registrant. No agreements exist among present or former controlling stockholders of the Registrant or present or former members of JADE with respect to the election of the members of our board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

The Registrant intends to file an Information Statement with the Securities and Exchange Commission whereby it will (i) change its name to HQ Sustainable Maritime Industries; and (ii) amend its Articles of Incorporation to increase its authorized shares of common stock to 100,000,000 shares.

Beneficial Owners

The following table shows the stockholdings of all directors and executive officers of the Registrant, principal stockholders who will own beneficially more than five percent of the Registrant's issued and outstanding common stock, and all directors and officers of the Registrant as a group as of the Effective Time of the Merger, after giving effect to the Merger, based on 25,000,000 shares outstanding at the Effective Time of the Merger.


                                                   Amount
Title    Name and Address                          of shares       Percent
of       of Beneficial                             held by         of
Class    Owner of Shares           Position        Owner           Class (1)
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

Common   Wang Li, Lillian(2)       Chairman         4,542,251      18.16%
Common   Wang Hua, Harry(3)        COO/Director     9,263,886      37.06%
Common   Sporns, Norbert(4)        CEO/Director     4,358,596      17.43%

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All Executive Officers as
       a Group (3 persons)                        18,164,733       72.65%


(1) The percentages listed in the Percent of Class column are based upon 25,000,000 issued and outstanding shares of Common Stock.

(2) Wang Li, Lillian, 2500 Pierre Dupuy, Suite 509, Montreal, Quebec, Canada H3C 4L1. The amount of shares held does not include Warrants, which when exercised, would amount to an additional 5,757,485 common shares. The Warrants are exercisable upon the Company increasing its number of authorized shares.

(3) Wang Hua, Harry, 9240 Riverin, Apartment 403, Brossard, Quebec Canada J4X 2T8. The amount of shares held does not include Warrants, which when exercised, would amount to an additional 11,742,345 common shares. The Warrants are exercisable upon the Company increasing its number of authorized shares.

(4) Sporns, Norbert, 2500 Pierre Dupuy, Suite 509, Montreal, Quebec, Canada H3C 4L1. The amount of shares held does not include Warrants, which when exercised, would amount to an additional 5,524,695 common shares. The Warrants are exercisable upon the Company increasing its number of authorized shares.

Family Relationships

Lillian Wang Li, and Harry Wang Hua are brother and sister. Lillian Wang Li is married to Norbert Sporns.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Set forth below is certain information concerning the principal terms of the Merger and the business of the Registrant and JADE.

Principal Terms of the Merger
-----------------------------

At the Effective Time of the Merger (as defined in the Merger Agreement), Merger Sub will be merged with and into the Registrant. The separate existence of Merger Sub will cease, and JADE will become a wholly owned subsidiary of the Registrant. The Certificate of Incorporation of the Registrant in effect immediately prior to the Effective Time of the Merger will remain the Certificate of Incorporation of the Registrant after the Effective Time of the Merger. The directors and officers of JADE/HQ will become the directors and officers of the Registrant at the Effective Time of the Merger. Lillian Wang Li will be the Chairman of the Registrant, Harry Wang Hua, Chief Operating Officer/Director and Norbert Sporns, Chief Executive Officer/Director.

Each share of JADE common stock (an aggregate of 10,000 shares) will be converted into one share of the Registrant's common stock in the Merger, an exchange ratio (Jade:Registrant) of 1:2,135.52 (the "Exchange Ratio"). When the warrants are included the exchange ratio equates to 1:4,842.377 (Jade:Registrant).

Description of the Registrant
-----------------------------

The Registrant, is a Nevada corporation, incorporated on September 1, 1989. The Registrant's subsidiary, Process Engineers, Inc. was incorporated October 13, 1966 in the State of California, and the Merger Sub, Process Equipment Acquisition Corporation was incorporated on March 8, 2004, in the State of Nevada. The principal business of the Registrant at the Effective Time of the Merger will be the sales, service and manufacturing of equipment for the wine, food and bio-technology industry.

An objective of the Registrant became the acquisition of an operating company with experienced management and the potential for profitable growth in exchange for its securities. Prior to the Effective Time of the Merger, George P. Cortessis is the sole director and officer of the Registrant. Mr. Cortessis will resign as the President and sole director of the Registrant effective as of the Effective Time of the Merger.

The shares of common stock of the Registrant are traded on the OTC Bulletin Board under the symbol "PEQM."

Following the Merger, stockholders of JADE will become stockholders of the Registrant. All executive officers of JADE and its subsidiary Hainan Quebec Ocean Fishing Co. Ltd., will become executive officers of the Registrant, and the Board of Directors of JADE will become the Board of Directors of the Registrant. Upon the consummation of the Merger, JADE became a wholly-owned subsidiary of the Registrant.

Description of Jade Profit Investment Limited ("JADE")
------------------------------------------------------

JADE is a for-profit business, which manages Hainan Quebec Ocean Fishing Co. Ltd., a People's Republic of China, limited liability corporation, engaged in aquaculture, ocean product harvesting, and processing and sales of farm-bred and ocean harvested fish products, specifically, tilapia and shrimp. Tilapia fish are members of the Cichlid family and are native to Africa. In many developing countries, tilapia are raised in ponds, cages and rice fields. Tilapia can also be grown in intensive culture systems. Tilapia produce mild, soft, white fish fillets, with a slightly sweet taste. These qualities make Tilapia a desired fish food for both restaurants and home consumption.

JADE's management strategy has been to grow its aquaculture fish harvesting business with a co-op supply network, with other producers in Hainan Province, China, which produces a quantity of products for processing without engaging directly in farming operations and having to deal with the associated capital costs and risks.


JADE's Business and Operations
------------------------------

JADE is principally engaged in the vertically integrated business of aquaculture through co-operative supply channels, ocean product harvesting, and processing and sales of farm-bred and ocean harvested aquatic products. Management is committed to providing a variety of high quality aquatic products through an integrated operation that covers key areas along the production chain from a bio-secure and stable supply of tilapia and shrimp under stringently monitored conditions, processed in accordance with internationally recognized standards of hygiene.

In April 2000, HQ commenced its business in ocean harvesting in the South Pacific Ocean after acquiring two trawlers and two longliners from Canada, that are compliant with international standards. The ocean catches, comprising mainly of tuna, sword fish, blue shark, garoupa and squid, would be cleansed and preserved on board, using salt water ice-making equipment as well as blast freezers. The ocean harvests were either sold raw or as processed products.

In April 2001, 84.42% of HQ was acquired JADE, and management commenced its aquaculture business through the establishment of a farming base in Tanniu Town, Wenchang City, Hainan, devoted to tilapia and shrimp farming. At around the same period, the Jade aquatic products processing plant commenced operation. The aquatic products processing plant is located at Qinglan Port, Wenchang City, Hainan.

Since the establishment of JADE, management has focused on the processing of aquatic and ocean harvested products.

In November 2001, HQ established its representative office in Beijing and its branch office in Shanghai for marketing and direct distribution of the Jade's products. Since then, JADE has fully operated its vertically integrated business of aquaculture and ocean product harvesting and processing and sales of farm-bred and ocean harvested aquatic products.


Growth Strategy
---------------

In December, 2000 and again in August, 2001, HQ was awarded with HACCP Certification and assigned with EU Code respectively, which enabled HQ to export its products to the US and European Union customers respectively.

JADE's subsidiary HQ is currently selling its products through exports to the US, Australia, South Korea, Japan and other Asian countries. Some of these exports were made by both direct and indirect sales under the buyers' brand names or under the brand of JIAHUA. Management believes JADE can expand it sales through exports to Europe. JADE also distributes its products in China, and all such sales are currently marketed under the brand of JIAHUA.


Industry Overview
-----------------

The following data comes from "Overview of Fish Production, Utilization, Consumption and Trade" published by FAO.

Global production from capture fisheries and aquaculture and the food fish supply is currently the highest on record and remains very significant for global food security, providing more than 15% of total animal protein supplies.

Fisheries production by capture, which had an output of approximately
94.8 million tons and accounted for approximately 72.7% of the total fisheries production in 2000, decreased to approximately 92.4 million tons and approximately 70.9% of the total fisheries production in 2001.

The worldwide aquaculture market had been growing modestly during the last decade. Total worldwide aquaculture production output increased from approximately 13.7 million tons for the year 1991 to approximately 37.9 million tons for the year 2001, which represented an annual increase of approximately 10.7%. During the same periods, in terms of value output, total worldwide aquaculture production output increased from approximately US$25.6 billion to approximately US$55.7 billion for the year 2001, which represented an annual increase of approximately 8.1%.

The same report published by FAO, estimates 87.6 million tons of fish produced in the world in 2001, approximately 65.0 million tons
(approximately 74.2%) was used for direct human consumption. The remainder of approximately 22.6 million tons (approximately 25.8%) was utilized for various non-food products.

The total food fish supply for the world, has been growing at a rate of approximately 2.4% per annum since 1961, while the population has been expanding at 1.8% per annum. Since the late 1980s, population growth has occasionally outpaced the growth of total food fish supply, resulting in a decrease in per capita fish supply from 14.6 kg in 1987 to 13.1 kg in 2000.

The share of the animal protein intake of the whole human population derived from fish, crustaceans and molluscs increased from 13.7% in 1961 to 16.1% in 1996 and then showed a slight decline to 15.8% in 1999.

Currently, two-thirds of the total food fish supply is obtained from fishing in marine and inland waters; the remaining one-third is derived from aquaculture. The contribution of inland and marine capture fisheries to per capita food supply stabilized at 10-to-11 kg per capita in the period 1970-2000. Recent increases in per capita availability have, therefore, been obtained from aquaculture production from both traditional rural aquaculture and intensive commercial aquaculture of high-value species. On average, for all countries in the world except the PRC, aquaculture's contribution to per capita food availability grew from 0.5 kg in 1970 to 1.8 kg in 2000, representing an average annual rate of 4.5%. In the PRC, where fish farming practices have long traditional roots, the per capita supply from aquaculture is reported to have increased from nearly 1 kg to nearly 19 kg in the same period, implying an annual average growth of 11%.

Competition
-----------

The following data comes from "Overview of Fish Production, Utilization, Consumption and Trade" published by FAO.

The demand for fishery products is growing in international markets. The supply and availability of quality seed in marine aquaculture are still low. In some well-established aquaculture areas, the supply of traditionally cultured species such as Chinese carps greatly exceeds the market demand, and this seriously depresses prices. The high-value or market-preferred species that are in demand in domestic and international markets are not fully exploited on a large scale.

According to the same report, world production, total consumption, food demand and per capita food consumption will increase over the next three decades. In developed countries, consumption patterns will reflect demand for, and imports of, high-cost/high-value species. In developing countries, trade flows will reflect the exportation of high-cost/high-value species and the importation of low-cost/low-value species.

The real costs of transport and communication will most likely continue to fall slowly. Aquaculturists in rich, temperate zone economies will be exposed to competition with producers from increasingly distant areas. Temperate zone aquaculturists may still be able to compete, depending on the rate of technological development and application.


Facilities and Equipment
------------------------

JADE's subsidiary HQ has an office facility covering about 2000 sq foot, located in Hong Kong. Their address in Hong Kong is: Unit 1105, 11/F, Tower 1, Enterprise Square, 9 Sheung Yuet Road. Kowloon Bay, Kowloon, Hong Kong. Phone Number: 852-2881-6310, Fax Number: 852-2881-6312.

Employees
---------

JADE and its subsidiary HQ has approximately 400 employees.


Risk Factors
------------

The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. The Registrant and JADE will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

Risks Related To JADE/HQ
------------------------

From time to time, Hainan Province, like other South China Sea destinations, experiences typhoons, particularly during the third quarter of each year. Natural disasters could impede operations, damage infrastructure necessary to JADE's operations or adversely affect the logistical services to and from Hainan Province. The occurrence of natural disasters in Hainan Province could adversely affect JADE's business, results of operations, prospects and financial condition.

Neither JADE's products nor the raw materials required have, in general, experienced any significant price fluctuations in the past. However, there is no assurance that raw materials required by JADE will not be subject to any significant price fluctuations or pricing control in the future. The market prices of these raw materials may also experience significant upward adjustment, if, for instance, there is a material under-supply or over-demand in the market. Should this happen, JADE's business and results of operations could be adversely affected.


The Registrant cannot predict JADE's future capital needs, and may not be able to secure additional financing.
------------------------------------------------------------------------------

The Registrant will likely need to raise additional funds in the future to fund JADE's operations, to expand its markets and product offerings, or to respond to competitive pressures or perceived opportunities. We cannot assure you that additional financing will be available on favorable terms, or at all. This could adversely affect results of JADE.

JADE's success to date has been, and its continuing success will be, substantially dependent on the continued services of its executive officers and other key personnel, who generally have extensive experience in the aquaculture industry and have been employed by us for substantial periods of time. The loss of the services of any key employees, or JADE's failure to attract and retain other qualified and experienced personnel on acceptable terms, could have an adverse effect on its business and results of operations.

JADE's business is subject to seasonal fluctuations, which may cause its operating results to fluctuate from quarter-to-quarter. This fluctuation may result in volatility or have an adverse effect on the market price of the Registrant's common stock.

Chinese Government Regulations
------------------------------

Upon completion of the reverse merger, JADE will remain a wholly-owned subsidiary of the Registrant. The Registrant plans to change its name to "HQ Sustainable Maritime Industries." JADE currently owns 84.42% of Hainan Quebec Ocean Fishing Co. Ltd. ("HQ"), a People's Republic of China, limited liability corporation. 14.02% is indirectly owned by Mr. Wang the father of JADE's chairman and COO. (See Related Party Transactions). The transactions pursuant to the Agreement will not change JADE as the 84.42% holder of HQ, since any change in the holder of HQ would require approval by the Chinese government. JADE is a British Virgin Islands corporation doing business in China through its majority controlled subsidiary ("HQ") in China. JADE's property rights are protected under the recently amended Constitution of China. JADE is not in violation of applicable laws and is not subject to any investigation or governmental proceedings. However, if JADE and its subsidiary are found to be in violation of any existing or future Chinese laws or regulations, the relevant governmental authorities would have broad discretion in dealing with such violation, including, without limitation, levying fines, confiscating JADE's income, revoking our business licenses, requiring us to restructure JADE's operations, and requiring JADE to discontinue its operation. In addition, the legal system in China is still under development and changes, there can be no assurances that the laws and rules will not change in a way detrimental to JADE's operations and profits.

Risks Related to JADE's Industry
--------------------------------

Currently, most of JADE's immediate customers are distributors which resell JADE's products to other customers. JADE's sales arrangement with these distributors are generally short-term in nature and JADE/HQ has not formed or engaged in any agency or distributorship arrangements with such distributors. In the event that some of these distributors cease to purchase products from JADE, its business and profitability may be adversely affected.

Even if JADE/HQ is able to procure such agency or distributorship arrangements, there is no guarantee that such arrangements will be exclusive in procuring the domestic and/or export sales of JADE/HQ products.

JADE/HQ sources all of its raw materials from various aquaculture farms in Hainan Province, JADE/HQ is dependent on a stable and reliable supply of such raw materials in the region. The supply of these raw materials can therefore be adversely affected by any material change in the climatic or environmental conditions in the Hainan province which may, in turn, have a material adverse impact on the costs of raw materials and the operations of JADE.


Competitors may harm JADE's business by operating more effectively or more efficiently in its market.
--------------------------------------------------------------------------

The aquaculture industry is open to competition from local and overseas operators engaged in similar businesses and products to those of JADE. Any increase in competition may have an adverse effect on both the sales and the pricing of JADE's aquaculture products, which in turn will have an adverse effect on the profitability of the JADE.

Changes in the extensive regulations to which JADE is subject could increase its cost of doing business or affect its ability to grow.
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The governments of JADE's exporting countries, including the US, Japan and other overseas markets such as Europe and Canada, may, from time to time, consider regulatory proposals relating to raw materials, food safety and market, and environmental regulation, which, if adopted, could lead to disruptions in supply and/or increases in operational costs, and hence JADE's profitability. To the extent that JADE increases its product prices as a result of such changes, its sales volume and revenues may be adversely affected.

Furthermore, these governments may change certain regulations or impose additional taxes or duties on certain Chinese imports from time to time. Such regulations, if effected, may have a material adverse impact on JADE's operations revenue and/or profitability.


Risks Related To Capital Structure
----------------------------------

There is no assurance of an established public trading market.
--------------------------------------------------------------

Although the Registrant's common stock trades on the NASD OTC Bulletin Board, a regular trading market for the securities may not be sustained in the future. The NASD has enacted recent changes that limit quotations on the OTC Bulletin Board to securities of issuers that are current in their reports filed with the Securities and Exchange Commission. The effect on the OTC Bulletin Board of these rule changes and other proposed changes cannot be determined at this time. The OTC Bulletin Board is an inter-dealer, Over-The-Counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for the Registrant's common stock will be influenced by a number of factors, including:


    o the issuance of new equity securities pursuant to this, or a future, offering;

    o        changes in interest rates;

    o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

    o        variations in quarterly operating results;

    o        change in financial estimates by securities analysts;

    o the depth and liquidity of the market for Registrant's common stock;

    o investor perceptions of our company and the technologies industries generally; and

    o        general economic and other national conditions.

The Registrant's common stock could be considered a "penny stock."
-----------------------------------------------------------------

The Registrant's common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Securities Exchange Act of 1934, as amended. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

Broker-dealer requirements may affect trading and liquidity.
------------------------------------------------------------

Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before
selling any penny stock to that investor.   This procedure requires the broker-
dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in

(ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

Special note regarding forward-looking statements.
--------------------------------------------------

Some of the statements under "Risk Factors" and elsewhere in this Current Report on Form 8-K constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology.

Although the Registrant believe that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Registrant nor any other person assumes responsibility for the accuracy and completeness of such statements. The Registrant is under no duty to update any of the forward-looking statements after the date of this report.


Management Of The Registrant After The Effective Time Of The Merger

Directors And Executive Officers

In connection with the Merger, at the Effective Time of the Merger, all of the Directors and Executive Officers of JADE will become directors and executive officers of the Registrant and George P. Cortessis will resign as the President and sole director of the Registrant. The following table sets forth the name and position of each of the Registrant's directors and executive officers effective the Effective Time of the Merger.

Name                                            Position
----                                            --------
Wang Li, Lillian                                Chairman
Wang Hua, Harry                                 Chief Operating Officer
Sporns, Norbert                                 Chief Executive Officer
Dallaire, Jean-Pierre                           Financial Controller
He Jian Bo                                      Manager Finance Dept.
Haniffy, Liam                                   Sales and Quality Prod. Mgr.
Lu Fu Cai                                       Senior Engineer
Wang Fu Hai                                     Chief Production Controller

WANG Li, Lillian, aged 47, is one of the founders of HQ and is the chairman of the board of Directors. She is responsible for the general administration, strategic planning and financial management of HQ.
Ms. Wang graduated from the Beijing University majoring in European and Chinese Literature and holds a certificate in business administration from Concordia University, Canada. She has over twenty-five years experience in management of China and Canadian businesses particularly as regards financial matters.

WANG Hua, Harry, aged 41, is one of the founders of HQ and is the chief operating officer of the Company. He is responsible for the establishment of the production facilities and their operation in HQ.
He attended the Beijing Industrial University majoring in civil engineering. Mr. Wang has over fifteen years' experience in managing startup companies in China and in Canada and in training middle managers in China to Western standards.

SPORNS, Norbert, aged 50, is one of the founders of HQ and is the chief executive officer of the Company. He has extensive experience in project development and investment consultancy. He graduated from the University of British Columbia, Canada majoring in Philosophy. He also holds a Bachelor of Civil Law degree and a Bachelor of English Common Law degree from McGill University and a Certificate of Tax Law, a Certificate in Condominium Law and a Diploma of Notarial Law from the University of Montreal. Mr. Sporns joined HQ in 1997.

SENIOR MANAGEMENT

DALLAIRE, Jean-Pierre, aged 55, is the financial controller of HQ. He has experience with Canada's largest engineering company where he was responsible for cash flow projections and project financial supervision. He holds a Master degree in Administration (Accounting) from the University of Sherbrooke, Canada. He joined HQ in 2000.

HE Jian Bo, aged 37, is the manager of the finance department of HQ.
He holds a Bachelor's and a Master degree in Economics from the Southwestern University of Finance and Economics, the PRC. He joined HQ in 1999.

HANIFFY, Liam, aged 37, is the international sales and quality production manager of HQ. He holds a bachelor's degree in business administration from the University of Gonzaga, U.S.A. and a certificate in fisheries (processing and preservation techniques) from Dalhousie University, Canada. He joined HQ in 2001.

LU Fu Cai, aged 70, is the senior engineer of HQ. He graduated from Haijun Warship College Navigation Department in 1961. He has rich ocean working experience. He was the previous governor of Hainan Provincial Ocean Department and the director of Hainan Agriculture Society. He joined HQ in 1997.

WANG Fu Hai, aged 60, is the Chief Production Controller and Engineer of HQ He graduated from Post College in 1966. He was the manager of Project Department Hainan Jiahua Ocean Organism Co., Ltd. He has solid experience in production coordination and control. He joined HQ in 1997.

Effective March 8 2004, George P. Cortessis, who was the Registrant's sole director and executive officer prior to the Effective Time of the Merger, resigned, in seriatim, and appointed its current directors and executive officers. See "Change in Control of Registrant" of Item 1, above, and "Management of the Registrant After the Effective Date of the Merger" of
Item 1, above.

Related Party Transactions
--------------------------

Jade Profit Investment Limited, a British Virgin Islands limited liability corporation, as the parent and management company owns 84.42% of Hainan Quebec Ocean Fishing Co. Ltd., a People's Republic of China, limited liability corporation.

Lillian Li Wang (Chairman), who owns 21.27% of Jade and Norbert Sporns (CEO), who owns 20.41% of Jade are husband and wife. Lillian Li Wang (Chairman) and Harry Wang Hua (COO), who owns 43.38% of Jade, are brother and sister.
Their father, who does not own any shares of Jade Profit Investment Limited indirectly owns 14.02% in Hainan Quebec Ocean Fishing Co. Ltd.


Item 8.  CHANGE IN FISCAL YEAR.

Based on the Registrant's Plan of Merger with Jade Profit Investment Limited, the Board of Directors will change the Registrant's fiscal year end from April 30 to December 31. The Registrant will file on Form 10-K the report covering the period April 30, 2003 to December 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Process Equipment, Inc.

                                 By:  /s/  George P. Cortessis
                                 -----------------------------
                                    Name:  George P. Cortessis
                                    Title: President

Dated:  March 17, 2004

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                                  Exhibit Index

         2.1 Agreement and Plan of Merger, dated as of March 17, 2004, by and among Process Equipment, Inc., Process Equipment
Acquisition  Corporation and Jade Profit Investment Limited.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND Exhibits.

(a): Financial Statements of Businesses Acquired. It is impracticable at this time for the Registrant to provide the financial statements of the business acquired that are required to be included herein. The Registrant undertakes to file such required financial statements as soon as practicable, but in no event later than May 22, 2004.

(b): Pro Forma Financial Information. It is impracticable at this time for the Registrant to provide the pro forma financial information that are required to be included herein. The Registrant undertakes to file such required pro forma financial information as soon as practicable, but in no event later than May 22, 2004.

(c): Exhibits:

         2.1 Agreement and Plan of Merger, dated as of March 17, 2004, by and among Process Equipment, Inc., Process Equipment Acquisition Corporation and Jade Profit Investment Limited.

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